Exhibit 99.1

Marchex Announces Second Quarter 2018 Results

SEATTLE – August 1, 2018-- Marchex, Inc. (NASDAQ:MCHX), a leading provider of call analytics that drive, measure, and convert callers into customers, today announced its financial results for the second quarter ended June 30, 2018.

Q2 2018 Financial Highlights

•	Revenue was $20.2 million for the second quarter of 2018, compared to $22.0 million for the second quarter of 2017.
•	Net loss was $0.7 million for the second quarter of 2018 or $0.02 per diluted share. For the second quarter of 2017, net loss was $1.3 million or $0.03 per diluted share.
	Q2 2017	Q2 2018
Revenue	$22.0 million	$20.2 million
Net cash provided by (used in) operating activities	$0.3 million	($1.3) million
Cash Balance	$102 million	$77 million

Non-GAAP Results[1]:
Adjusted EBITDA	$0.4 million	$0.2 million

•	Adjusted non-GAAP income (loss) per share[1] for the second quarter of 2018 was ($0.00), compared to ($0.01) for the second quarter of 2017.
•	During the second quarter of 2018, Marchex repurchased 2.3 million shares or approximately 6% of its outstanding Class B common stock for a total price of $5.7 million.

[1]

Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.

Strategic Priorities Update

Grow New and Existing Enterprise Client Relationships.  During the second quarter, Marchex added more than 8 new clients in multiple verticals including Auto, Health, and Home Services.

Growth in Call Volume.  June 2018 was a record month for Marchex with more than 20 million calls across its analytics platform.  Continued progress with our analytics products including our speech analytics product, is building momentum among new and existing customers.  Based on this progress, the company believes call volumes can continue to grow into 2019.

Accelerate Product Innovation. The Marchex Institute recently released two new studies focused on a couple of Marchex’s core verticals: Auto and Hospitality.  Using the Marchex script tracking tool, which helps companies understand what transpires on a call between agents and customers, the Marchex Institute analyzed over 1.8 million calls placed by consumers to nearly 5,000 stores of auto service providers across the country. The script tracking tool was able to measure 50 phrases that implied a negative response. The study revealed that saying “no” to a customer could result in lost annual revenue of $110 million to the auto service industry.

Leveraging Marchex’s Call DNA®, which provides a visual of what happens on calls using automated scoring technology, the Marchex Institute analyzed over 5.8 million calls to 13 hotel brands and four cruise lines.  The

Marchex Institute was able to identify key call handling challenges the industries are facing, resulting in lost sales opportunities and negative customer experiences.

“In the second quarter, we continued to add to our new customer pipeline while seeing volume increases with several of our early analytics customer relationships. We believe we will continue to make progress with our analytics customers and grow volume levels across our analytics platform into 2019,” said Mike Arends, Chief Financial Officer. “Meanwhile, we continued to work through more limited media marketplace budget allocations from a few of our customers. That said, we are encouraged by the building pipeline of new customer relationships across both product areas and are working to scale these relationships to capitalize on our product momentum.  We are excited by the interest and uptake of new products that are powered by our Speech technology and continue to believe we are building a foundation to return Marchex to growth over time.”

Business Outlook

The following forward-looking statements reflect Marchex's expectations as of August 1, 2018.

Financial Guidance for the Third Quarter ending September 30, 2018

Revenue	$19.5 million to $21 million
Income (loss) from operations	loss of $2 million or better
Adjusted OIBA[1,2]	loss of $1 million or better
Adjusted EBITDA[1,2]	breakeven or better

2  Third quarter GAAP income (loss) from operations is expected to be ($2) million or better, assuming stock-based compensation between $0.9 and $1.1 million for the quarter. Third quarter Adjusted EBITDA includes estimated addbacks of $1 million related to depreciation and amortization.

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Wednesday, August 1, 2018, to discuss its second quarter ended June 30, 2018 financial results and other company updates. Access to the live webcast of the conference call will be available online from the Investors section of Marchex’s website at www.marchex.com. An archived version of the webcast will also be available at the same location two hours after completion of the call.

About Marchex

Marchex understands the best customers are those who call your company - they convert faster, buy more, and churn less. Marchex provides solutions that help companies drive more calls, understand what happens on those calls, and convert more of those callers into customers. Our actionable intelligence strengthens the connection between companies and their customers, bridging the physical and digital world, to help brands maximize their marketing investments and operating efficiencies to acquire the best customers.

Please visit http://www.marchex.com, www.marchex.com/blog or @marchex on Twitter (Twitter.com/Marchex), where Marchex discloses material information from time to time about the company, its financial information, and its business.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, dispositions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex's actual results to differ materially from those indicated by such forward-looking statements including but not limited to product demand, order cancellations and delays, competition and general economic conditions. These factors are described in greater detail in the "Risk Factors" section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of August 1, 2018 and Marchex undertakes no duty to update the information provided herein.

In the event the press release contains links to third party websites or materials, the links are provided solely as a convenience to you. Marchex is not responsible for the content of linked third-party sites or materials and does not make any representations regarding the content or accuracy thereof.

Non-GAAP Financial Information:

To supplement Marchex's consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including Adjusted OIBA, Adjusted EBITDA, and Adjusted non-GAAP income (loss) per share. Marchex also provides Enterprise Revenue, which represents revenue excluding Yellowpages.com LLC (“YP”) revenue generating contracts and, subsequent to Dex Media, Inc.’s acquisition of YP (collectively “DexYP”), DexYP revenue generating contracts.

Adjusted OIBA represents income (loss) from operations excluding stock-based compensation expense. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Adjusted OIBA is the basis on which Marchex's internal budgets are based and by which Marchex's management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex's consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses such as stock-based compensation. Adjusted EBITDA represents income (loss) before interest, income taxes, depreciation, amortization, and stock-based compensation. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by (used in) operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex's management to measure its ability to fund operations and its financing obligations. Financial analysts and investors may use Adjusted OIBA and EBITDA and Enterprise Revenue to help with comparative financial evaluation to make informed investment decisions. Adjusted non-GAAP income (loss) per share represents Adjusted non-GAAP income (loss) divided by GAAP diluted shares outstanding. Adjusted non-GAAP income (loss) generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income (loss) applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation; and (2) interest income and other, net. Financial analysts and investors may use Adjusted non-GAAP income (loss) per share to analyze Marchex's financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company's operating performance compared to that of other companies in its industry.

Marchex's management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company's results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell
Marchex Investor Relations

Telephone: 206.331.3600
Email: ir(at)marchex.com

Or

MEDIA INQUIRIES

Marchex Corporate Communications

Telephone: 206.331.3434

Email: pr(at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2018	2017	2018
Revenue	$22,016	$20,218	$46,391	$42,114
Expenses:
Service costs (1)	12,175	11,384	25,773	24,207
Sales and marketing (1)	3,471	3,335	8,463	6,945
Product development (1)	4,283	3,873	9,553	7,521
General and administrative (1)	3,394	2,543	7,424	5,513
Total operating expenses	23,323	21,135	51,213	44,186
Loss from operations	(1,307)	(917)	(4,822)	(2,072)
Interest income and other, net	40	269	57	509
Loss before provision for income taxes	(1,267)	(648)	(4,765)	(1,563)
Income tax expense	13	10	25	21
Net loss applicable to common stockholders	$(1,280)	$(658)	$(4,790)	$(1,584)

Basic and diluted net loss per Class A and Class B share applicable to common stockholders	$(0.03)	$(0.02)	$(0.11)	$(0.04)
Shares used to calculate basic net loss per share applicable to common stockholders:
Class A	5,056	5,056	5,056	5,056
Class B	37,698	37,584	37,435	37,811
Shares used to calculate diluted net loss per share applicable to common stockholders:
Class A	5,056	5,056	5,056	5,056
Class B	42,754	42,640	42,491	42,867

(1) Includes stock-based compensation allocated as follows:
Service costs	$130	$102	$255	$230
Sales and marketing	63	72	469	286
Product development	207	91	298	182
General and administrative	581	417	1,316	935
Total	$981	$682	$2,338	$1,633

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	June 30,
	2017	2018
Assets
Current assets:
Cash and cash equivalents	$104,190	$76,803
Accounts receivable, net	14,860	15,322
Prepaid expenses and other current assets	2,041	2,266
Total current assets	121,091	94,391
Property and equipment, net	2,405	2,566
Other assets, net	326	877
Total assets	$123,822	$97,834
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$4,928	$5,142
Accrued expenses and other current liabilities	5,585	5,872
Deferred revenue and deposits	313	1,079
Dividends payable	21,907	—
Total current liabilities	32,733	12,093
Other non-current liabilities	1,090	1,110
Total liabilities	33,823	13,203
Stockholders’ equity:
Class A common stock	53	53
Class B common stock	387	367
Additional paid-in capital	343,268	339,315
Accumulated deficit	(253,709)	(255,104)
Total stockholders’ equity	89,999	84,631
Total liabilities and stockholders’ equity	$123,822	$97,834

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Loss from Operations to Adjusted Operating Income (Loss) Before Amortization (OIBA)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2018	2017	2018
Loss from operations	$(1,307)	$(917)	$(4,822)	$(2,072)
Stock-based compensation	981	682	2,338	1,633
Adjusted OIBA[1]	$(326)	$(235)	$(2,484)	$(439)

Reconciliation from Net Cash provided by (used in) Operating Activities to Adjusted EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2018	2017	2018
Net cash provided by (used in) operating activities	$254	$(1,284)	$(624)	$1,737
Changes in assets and liabilities	174	1,717	(350)	(754)
Income tax expense	13	10	25	21
Interest income and other, net	(40)	(269)	(57)	(509)
Adjusted EBITDA[1]	$401	$174	$(1,006)	$495

Net cash used in investing activities	$(906)	$(842)	$(912)	$(1,611)

Net cash provided by (used in) financing activities	$9	$(5,633)	$15	$(27,513)

[1]	Includes reorganization costs of approximately $700,000 in Q1 2017.

Reconciliation from Revenue to Enterprise Revenue

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2018	2017	2018
Revenue	$22,016	$20,218	$46,391	$42,114
Less: YP or DexYP Revenue	4,829	4,468	10,232	8,384
Enterprise Revenue[2]	$17,187	$15,750	$36,159	$33,730

[2]

Enterprise Revenue represents total revenue less revenue generated from contracts with YP, and for the 2018 period, total revenue less revenue generated from contracts with YP and Dex Media, Inc. (collectively “DexYP”). In 2017, Dex Media, Inc. acquired YP Holdings LLC, which is the parent company of YP.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Loss per Share to Adjusted Non-GAAP Income (Loss) per Share

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2018	2017	2018
Adjusted Non-GAAP loss per share	$(0.01)	$(0.00)	$(0.04)	$(0.01)

Net loss per share applicable to common stockholders - diluted (GAAP loss per share)	$(0.03)	$(0.02)	$(0.11)	$(0.04)
Shares used to calculate diluted net loss per share applicable to common stockholders	42,754	42,640	42,491	42,867

Net loss applicable to common stockholders	$(1,280)	$(658)	$(4,790)	$(1,584)
Stock-based compensation	981	682	2,338	1,633
Interest income and other, net	(40)	(269)	(57)	(509)
Estimated impact of income taxes	115	49	829	73
Adjusted Non-GAAP loss	$(224)	$(196)	$(1,680)	$(387)
Adjusted Non-GAAP loss per share	$(0.01)	$(0.00)	$(0.04)	$(0.01)

Shares used to calculate diluted net loss per share applicable to common stockholders (GAAP) and Adjusted Non-GAAP loss per share[1]	42,754	42,640	42,491	42,867

[1]

For the purpose of computing the number of diluted shares for Adjusted Non-GAAP income (loss) per share, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP net income (loss) per share.